SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) October 22, 2002


                        MMCA Auto Owner Trust 2002-4
                     (Issuer with respect to the Notes)
                       MMCA Auto Receivables Trust II
                (Originator of MMCA Auto Owner Trust 2002-4)
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
               (State or Other Jurisdiction of Incorporation)


                333-98555                             41-2049902
        (Commission File Number)         (I.R.S. Employer Identification No.)


6363 Katella Avenue, Cypress, California             90630-5205
(Address of Principal Executive Offices)             (Zip Code)


                               (714) 236-1615
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)







Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit            Document Description
 No.

   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MMCA Auto Receivables Trust II


                                  By: /s/ Hideyuki Kitamura
                                      -------------------------------------
                                      Name:  Hideyuki Kitamura
                                      Title: Secretary & Treasurer


                                  MMCA Auto Receivables Trust II,
                                  as originator of MMCA Auto Owner Trust 2002-4


                                  By: /s/ Hideyuki Kitamura
                                      -------------------------------------
                                      Name:  Hideyuki Kitamura
                                      Title: Secretary & Treasurer

Dated: October 22, 2002



INDEX TO EXHIBITS


Exhibit No.        Document Description                     Sequential
                                                            Page No.

       1.1         Underwriting Agreement

       4.1         Amended and Restated Trust
                   Agreement of the Issuer

       4.2         Sale and Servicing Agreement

       4.3         Indenture

       4.4         Administration Agreement

      10.1         Purchase Agreement

      10.2         Yield Supplement Agreement